Enact Holdings, Inc. Financial Supplement Third Quarter 2021 Use of Non-GAAP Measures This document includes the non-GAAP financial measures entitled “adjusted operating income (loss)”, “adjusted operating income (loss) per share", and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company and other activities. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Enact Holdings, Inc.’s common stockholders or net income (loss) available to Enact Holdings, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Enact Holdings, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement Third Quarter 2021

Consolidated Statements of Income
(amounts in thousands, except per share amounts)

	2021				2020				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$ 243,063	$ 242,480	$ 252,542	$ 738,085	$ 250,891	$ 251,423	$ 242,853	$ 226,198	$ 971,365
Net investment income	35,995	34,689	35,259	105,943	34,953	33,197	31,962	32,731	132,843
Net investment gains (losses)	580	(1,753)	(956)	(2,129)	(1,371)	(1,609)	(439)	95	(3,324)
Other Income	671	705	1,738	3,114	1,041	1,325	1,656	1,553	5,575
Total revenues	**280,309**	**276,121**	**288,583**	**845,013**	**285,514**	**284,336**	**276,032**	**260,577**	**1,106,459**
LOSSES AND EXPENSES:									
Losses incurred	34,124	30,003	55,374	119,501	89,049	44,475	228,826	17,484	379,834
Acquisition and operating expenses, net of deferrals	55,151	63,050	57,622	175,823	59,551	54,994	48,847	51,632	215,024
Amortization of deferred acquisition costs and intangibles	3,669	3,597	3,838	11,104	9,486	3,873	3,684	3,896	20,939
Interest expense	12,756	12,745	12,737	38,238	12,732	5,512	-	-	18,244
Total losses and expenses	**105,700**	**109,395**	**129,571**	**344,666**	**170,818**	**108,854**	**281,357**	**73,012**	**634,041**
INCOME (LOSS) BEFORE INCOME TAXES	174,609	166,726	159,012	500,347	114,696	175,482	(5,325)	187,565	472,418
Provision (benefit) for income taxes	37,401	35,914	33,881	107,196	23,515	37,467	(1,285)	42,300	101,997
NET INCOME (LOSS)	**137,208**	**130,812**	**125,131**	**393,151**	**91,181**	**138,015**	**(4,040)**	**145,265**	**370,421**
Net investment (gains) losses	(580)	1,753	956	2,129	1,371	1,609	439	(95)	3,324
Costs associated with reorganization	339	2,316	-	2,655	-	-	-	-	-
Taxes on adjustments	50	(854)	(201)	(1,005)	(288)	(338)	(92)	20	(698)
Adjusted Operating Income (Loss)	**$ 137,017**	**$ 134,027**	**$ 125,886**	**$ 396,930**	**$ 92,264**	**$ 139,286**	**$ (3,693)**	**$ 145,190**	**$ 373,047**
Loss Ratio [(1)]	14%	12%	22%	16%	35%	18%	94%	8%	39%
Expense Ratio [(2)]	24%	27%	24%	25%	28%	23%	22%	25%	24%
Earnings (Loss) Per Share Data:									
Net Income (loss) per share									
Basic	$ 0.84	$ 0.80	$ 0.77	$ 2.41	$ 0.56	$ 0.85	$ (0.02)	$ 0.89	$ 2.27
Diluted	$ 0.84	$ 0.80	$ 0.77	$ 2.41	$ 0.56	$ 0.85	$ (0.02)	$ 0.89	$ 2.27
Adj operating income (loss) per share									
Basic	$ 0.84	$ 0.82	$ 0.77	$ 2.44	$ 0.57	$ 0.86	$ (0.02)	$ 0.89	$ 2.29
Diluted	$ 0.84	$ 0.82	$ 0.77	$ 2.44	$ 0.57	$ 0.86	$ (0.02)	$ 0.89	$ 2.29
Weighted-average common shares outstanding									
Basic	162,840	162,840	162,840	162,840	162,840	162,840	162,840	162,840	162,840
Diluted	162,852	162,840	162,840	162,840	162,840	162,840	162,840	162,840	162,840

(1) The ratio of losses incurred to net earned premiums.

(2) The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by one percentage point for the three months ended September 30, 2021, two percentage points for the three months ended June 30, 2021 and one percentage point for the three months ended March 31, 2021.

Page 3

Enact Holdings, Inc. Financial Supplement Third Quarter 2021

Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

Assets	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Investments:							
Fixed maturity securities available-for-sale, at fair value	$ 5,376,067	$ 5,256,467	$ 5,106,128	$ 5,046,596	$ 4,808,379	$ 4,384,126	$ 4,055,962
Short term investments	12,500	12,499	12,500	-	-	-	-
Total investments	5,388,567	5,268,966	5,118,628	5,046,596	4,808,379	4,384,126	4,055,962
Cash and cash equivalents	451,582	435,323	431,335	452,794	556,734	418,581	302,209
Accrued investment income	31,372	30,843	28,821	29,210	28,965	28,947	26,566
Deferred acquisition costs	27,788	28,322	28,544	28,872	33,228	32,101	30,662
Premiums receivable	43,425	43,287	42,454	46,464	37,917	34,964	39,832
Deferred tax asset	-	-	-	-	-	-	26,822
Other assets	48,572	55,348	49,921	48,774	44,993	55,409	60,788
Total assets	**$ 5,991,306**	**$ 5,862,089**	**$ 5,699,703**	**$ 5,652,710**	**$ 5,510,216**	**$ 4,954,128**	**$ 4,542,841**

Liabilities and Shareholder's Interest	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Liabilities:							
Loss Reserves	$ 648,365	$ 624,256	$ 603,528	$ 555,679	$ 474,744	$ 439,542	$ 230,729
Unearned premiums	254,806	263,573	280,742	306,945	328,369	339,968	365,841
Other liabilities	129,464	119,289	121,609	133,302	171,751	124,514	81,315
Long-term borrowings	739,838	739,269	738,711	738,162	737,622	-	-
Deferred tax liability	17,452	25,851	19,787	36,811	31,100	18,166	-
Total liabilities	**1,789,925**	**1,772,238**	**1,764,377**	**1,770,899**	**1,743,586**	**922,190**	**677,885**
Equity:							
Common stock	1,628	1,628	1,628	1,628	1,628	1,628	1,628
Additional paid-in capital	2,369,822	2,369,601	2,368,782	2,368,699	2,367,631	2,366,099	2,363,710
Accumulated other comprehensive income	133,955	159,854	136,960	208,378	183,747	152,948	(15,685)
Retained earnings	1,695,976	1,558,768	1,427,956	1,303,106	1,213,624	1,511,263	1,515,303
Total equity	**4,201,381**	**4,089,851**	**3,935,326**	**3,881,811**	**3,766,630**	**4,031,938**	**3,864,956**
Total liabilities and equity	**$ 5,991,306**	**$ 5,862,089**	**$ 5,699,703**	**$ 5,652,710**	**$ 5,510,216**	**$ 4,954,128**	**$ 4,542,841**
Book value per share	$ 25.80	$ 25.12	$ 24.17	$ 23.84	$ 23.13	$ 24.76	$ 23.73
U.S. GAAP ROE (1)	**13.2%**	**13.0%**	**12.8%**	**9.5%**	**14.2%**	**(0.4)%**	**15.1%**
Net investment (gains) losses	(0.1)%	0.2%	0.1%	0.1%	0.2%	0.0%	(0.0)%
Costs associated with reorganization	0.0%	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%
Taxes on adjustments	0.0%	(0.1)%	(0.0)%	(0.0)%	(0.0)%	(0.0)%	0.0%
Adjusted Operating ROE(2)	**13.2%**	**13.4%**	**12.9%**	**9.7%**	**14.3%**	**(0.4)%**	**15.1%**
Debt to Capital Ratio	**15%**	**15%**	**16%**	**16%**	**16%**	**0%**	**0%**

(1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity
(2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity

Page 4

Enact Holdings, Inc. Financial Supplement Third Quarter 2021

Primary New Insurance Written Metrics
(amounts in millions)

2021

	3Q Primary NIW	3Q % of Primary NIW	2Q Primary NIW	2Q % of Primary NIW	1Q Primary NIW	1Q % of Primary NIW	Total Primary NIW	Total % of Primary NIW
Product								
Primary	$ 23,972	100%	$26,657	100%	$24,934	100%	$ 75,563	100%
Pool	-	0%	-	0%	-	0%	-	0%
Total	$ 23,972	100%	$26,657	100%	$24,934	100%	$ 75,563	100%
Origination								
Purchase	$ 20,988	88%	$21,143	79%	$15,500	62%	$ 57,631	76%
Refinance	2,984	12%	5,514	21%	9,434	38%	17,932	24%
Total Primary	$ 23,972	100%	$26,657	100%	$24,934	100%	$ 75,563	100%
Product								
Monthly	$ 21,475	90%	$24,887	93%	$23,358	94%	$ 69,720	92%
Single	2,431	10%	1,686	7%	1,446	6%	5,563	8%
Other[1]	66	0%	84	0%	130	0%	280	0%
Total Primary	$ 23,972	100%	$26,657	100%	$24,934	100%	$ 75,563	100%
FICO Scores								
Over 760	$ 10,708	45%	$11,762	44%	$10,520	42%	$ 32,990	44%
740 - 759	3,830	16%	3,995	15%	3,836	15%	11,661	15%
720 - 739	3,177	13%	3,467	13%	3,423	14%	10,067	13%
700 - 719	2,702	11%	3,131	12%	2,979	12%	8,812	12%
680 - 699	1,875	8%	2,513	9%	2,480	10%	6,868	9%
660 - 679[2]	1,010	4%	1,068	4%	983	4%	3,061	4%
640 - 659	504	2%	547	2%	511	2%	1,562	2%
620 - 639	166	1%	174	1%	202	1%	542	1%
<620	-	0%	-	0%	-	0%	-	0%
Total Primary	$ 23,972	100%	$26,657	100%	$24,934	100%	$ 75,563	100%
Weighted Avg FICO	747		746		745		746	
Loan-To-Value Ratio								
95.01% and above	$ 3,396	14%	$ 2,767	11%	$ 2,241	9%	$ 8,404	11%
90.01% to 95.00%	8,838	37%	10,758	40%	9,453	38%	29,049	39%
85.01% to 90.00%	7,454	31%	8,618	32%	8,392	34%	24,464	32%
85.00% and below	4,284	18%	4,514	17%	4,848	19%	13,646	18%
Total Primary	$ 23,972	100%	$26,657	100%	$24,934	100%	$ 75,563	100%
Weighted Avg LTV	92		92		92		92	
Debt-To-Income Ratio								
45.01% and above	$ 4,167	17%	$ 3,269	12%	$ 2,566	10%	$ 10,002	13%
38.01% to 45.00%	7,949	33%	9,204	35%	8,746	35%	25,899	34%
38.00% and below	11,856	50%	14,184	53%	13,622	55%	39,662	53%
Total Primary	$ 23,972	100%	$26,657	100%	$24,934	100%	$ 75,563	100%
Weighted Avg DTI	37		36		36		36	

2020

	4Q Primary NIW	4Q % of Primary NIW	3Q Primary NIW	3Q % of Primary NIW	2Q Primary NIW	2Q % of Primary NIW	1Q Primary NIW	1Q % of Primary NIW	Total Primary NIW	Total % of Primary NIW
Product										
Primary	$27,017	100%	$26,550	100%	$28,396	100%	$ 17,908	100%	$99,871	100%
Pool	-	0%	-	0%	-	0%	-	0%	-	0%
Total	$27,017	100%	$26,550	100%	$28,396	100%	$ 17,908	100%	$99,871	100%
Origination										
Purchase	$17,840	66%	$19,914	75%	$17,409	61%	$ 12,020	67%	$67,183	67%
Refinance	9,177	34%	6,636	25%	10,987	39%	5,888	33%	32,688	33%
Total Primary	$27,017	100%	$26,550	100%	$28,396	100%	$ 17,908	100%	$99,871	100%
Product										
Monthly	$24,725	92%	$23,399	88%	$25,774	91%	$ 16,249	91%	$90,147	90%
Single	2,185	8%	3,028	12%	2,506	9%	1,532	8%	9,251	9%
Other[1]	107	0%	123	0%	116	0%	127	1%	473	1%
Total Primary	$27,017	100%	$26,550	100%	$28,396	100%	$ 17,908	100%	$99,871	100%
FICO Scores										
Over 760	$10,480	39%	$11,291	43%	$12,286	43%	$ 7,527	42%	$41,584	42%
740 - 759	4,293	16%	4,094	15%	4,780	17%	3,211	18%	16,378	16%
720 - 739	3,967	15%	3,533	13%	4,154	14%	2,651	14%	14,305	14%
700 - 719	3,561	13%	3,115	12%	3,313	12%	2,204	12%	12,193	12%
680 - 699	2,723	10%	2,377	9%	2,245	8%	1,468	8%	8,813	9%
660 - 679[2]	1,165	4%	1,279	5%	931	3%	471	3%	3,846	4%
640 - 659	586	2%	613	2%	490	2%	266	2%	1,955	2%
620 - 639	241	1%	248	1%	197	1%	110	1%	796	1%
<620	1	0%	-	0%	-	0%	-	0%	1	0%
Total Primary	$27,017	100%	$26,550	100%	$28,396	100%	$ 17,908	100%	$99,871	100%
Weighted Avg FICO	742		745		747		746		745	
Loan-To-Value Ratio										
95.01% and above	$ 2,905	11%	$ 3,700	14%	$ 3,212	11%	$ 1,808	10%	$11,625	11%
90.01% to 95.00%	11,088	41%	11,708	44%	12,244	43%	7,713	43%	42,753	43%
85.01% to 90.00%	8,069	30%	7,053	27%	8,089	29%	5,539	31%	28,750	29%
85.00% and below	4,955	18%	4,089	15%	4,851	17%	2,848	16%	16,743	17%
Total Primary	$27,017	100%	$26,550	100%	$28,396	100%	$ 17,908	100%	$99,871	100%
Weighted Avg LTV	92		92		92		92		92	
Debt-To-Income Ratio										
45.01% and above	$ 3,102	11%	$ 3,071	12%	$ 4,005	14%	$ 3,494	20%	$13,672	14%
38.01% to 45.00%	10,208	38%	9,921	37%	9,592	34%	6,008	33%	35,729	36%
38.00% and below	13,707	51%	13,558	51%	14,799	52%	8,406	47%	50,470	50%
Total Primary	$27,017	100%	$26,550	100%	$28,396	100%	$ 17,908	100%	$99,871	100%
Weighted Avg DTI	36		36		36		37		37	

[1] Includes loans with annual and split payment types.

[2] Loans with unknown FICO scores are included in the 660-679 category.

Page 5

Enact Holdings, Inc. Financial Supplement Third Quarter 2021

Primary Insurance In-Force (IIF) [1] Metrics
Excludes Run-off business, which is immaterial to our results
(amounts in millions)

	2021						2020							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF
Product														
Primary	$ 222,464	100%	$217,477	100%	$210,187	100%	$207,947	100%	$ 203,062	100%	$197,047	100%	$187,981	99%
Pool	771	0%	798	0%	841	0%	883	0%	928	0%	983	0%	1,034	1%
Total	$ 223,235	100%	$218,275	100%	$211,028	100%	$208,830	100%	$ 203,990	100%	$198,030	100%	$189,015	100%
Origination														
Purchase	$ 169,944	76%	$162,832	75%	$156,298	74%	$157,805	76%	$ 157,108	77%	$153,434	78%	$151,919	81%
Refinance	52,520	24%	54,645	25%	53,889	26%	50,142	24%	45,954	23%	43,613	22%	36,062	19%
Total Primary	$ 222,464	100%	$217,477	100%	$210,187	100%	$207,947	100%	$ 203,062	100%	$197,047	100%	$187,981	100%
Product														
Monthly	$ 190,702	86%	$185,694	85%	$177,126	84%	$172,558	83%	$ 165,676	82%	$158,621	80%	$147,763	79%
Single	29,013	13%	28,743	13%	29,653	14%	31,628	15%	33,192	16%	33,799	18%	35,165	19%
Other[2]	2,749	1%	3,040	2%	3,408	2%	3,761	2%	4,194	2%	4,627	2%	5,053	2%
Total Primary	$ 222,464	100%	$217,477	100%	$210,187	100%	$207,947	100%	$ 203,062	100%	$197,047	100%	$187,981	100%
Book Year														
2004 and prior	$ 583	0%	$ 621	0%	$ 663	0%	$ 708	0%	$ 743	0%	$ 784	0%	$ 820	0%
2005-2008	8,380	4%	9,061	4%	9,837	5%	10,614	5%	11,457	6%	12,287	6%	13,082	7%
2009-2013	1,656	1%	1,961	1%	2,394	1%	3,030	2%	3,683	2%	4,345	2%	5,023	3%
2014	2,293	1%	2,709	2%	3,176	1%	3,699	2%	4,348	2%	5,059	3%	5,779	3%
2015	5,087	2%	5,810	3%	6,729	3%	7,887	4%	9,243	5%	10,667	5%	12,133	6%
2016	10,082	4%	11,499	5%	13,213	6%	15,385	7%	18,015	9%	20,738	11%	23,177	12%
2017	10,185	5%	11,763	5%	13,817	7%	16,289	8%	19,268	9%	22,480	12%	25,893	14%
2018	10,568	5%	12,289	6%	14,618	7%	17,235	8%	20,424	10%	23,873	12%	28,084	15%
2019	24,884	11%	28,842	13%	33,430	16%	39,463	19%	45,630	22%	51,180	26%	56,193	30%
2020	75,785	34%	82,308	38%	87,599	42%	93,637	45%	70,251	35%	45,634	23%	17,797	10%
2021	72,961	33%	50,614	23%	24,711	12%	-	-	-	-	-	-	-	-
Total Primary	$ 222,464	100%	$217,477	100%	$210,187	100%	$207,947	100%	$ 203,062	100%	$197,047	100%	$187,981	100%

[1] Primary insurance in-force represents aggregate unpaid balance for loans the company insures. Original loan balances are primarily used to determine premiums.
[2] Includes loans with annual and split payment types.

Page 6

Enact Holdings, Inc. Financial Supplement Third Quarter 2021

Primary Insurance In-Force (IIF) (1) Metrics

Excludes Run-off business, which is immaterial to our results

(amounts in millions)

	2021						2020							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF	Primary IIF	% of Primary IIF
FICO Scores														
Over 760	$ 87,073	39%	$ 83,602	38%	$ 79,285	38%	$ 78,488	38%	$ 77,557	38%	$ 75,428	38%	$ 71,703	38%
740 - 759	35,177	16%	34,402	16%	33,607	16%	33,635	16%	33,208	17%	32,649	17%	31,215	17%
720 - 739	31,374	14%	30,964	14%	30,295	14%	30,058	14%	29,277	14%	28,637	15%	27,210	14%
700 - 719	27,371	12%	27,032	12%	26,309	13%	25,870	12%	24,723	12%	23,746	12%	22,484	12%
680 - 699	21,458	10%	21,469	10%	20,777	10%	20,140	10%	19,129	9%	18,271	9%	17,460	9%
660 - 679(3)	10,309	5%	10,191	6%	10,001	5%	9,819	5%	9,387	5%	8,781	4%	8,494	5%
640 - 659	6,009	3%	6,008	3%	5,981	3%	5,935	3%	5,756	3%	5,521	3%	5,377	3%
620 - 639	2,787	1%	2,838	1%	2,893	1%	2,902	1%	2,861	1%	2,786	1%	2,759	1%
<620	906	0%	971	0%	1,039	0%	1,100	1%	1,164	1%	1,228	1%	1,279	1%
Total Primary	$ 222,464	100%	$217,477	100%	$210,187	100%	$207,947	100%	$ 203,062	100%	$197,047	100%	$187,981	100%
Weighted Avg FICO	741		740		740		740		740		740		740	
Loan-To-Value Ratio														
95.01% and above	$ 34,259	15%	$ 33,657	15%	$ 33,757	16%	$ 34,520	17%	$ 34,563	17%	$ 33,483	17%	$ 32,760	17%
90.01% to 95.00%	94,888	43%	94,307	44%	92,124	44%	92,689	45%	91,478	45%	89,035	45%	85,736	46%
85.01% to 90.00%	63,349	28%	61,234	28%	58,098	28%	56,341	27%	54,787	27%	53,794	27%	51,379	27%
85.00% and below	29,968	14%	28,279	13%	26,208	12%	24,397	11%	22,234	11%	20,735	11%	18,106	10%
Total Primary	$ 222,464	100%	$217,477	100%	$210,187	100%	$207,947	100%	$ 203,062	100%	$197,047	100%	$187,981	100%
Weighted Avg LTV	93		93		93		93		93		93		93	
Debt-To-Income Ratio														
45.01% and above	$ 31,772	14%	$ 30,794	14%	$ 30,225	14%	$ 31,047	15%	$ 31,202	15%	$ 30,944	16%	$ 29,644	16%
38.01% to 45.00%	78,302	35%	76,977	35%	74,674	36%	73,555	35%	70,751	35%	67,636	34%	64,447	34%
38.00% and below	112,390	51%	109,706	51%	105,288	50%	103,345	50%	101,109	50%	98,467	50%	93,890	50%
Total Primary	$ 222,464	100%	$217,477	100%	$210,187	100%	$207,947	100%	$ 203,062	100%	$197,047	100%	$187,981	100%
Weighted Avg DTI	37		37		37		37		37		37		37	

(3) Loans with unknown FICO scores are included in the 660-679 category.

Page 7

Enact Holdings, Inc. Financial Supplement Third Quarter 2021

Primary Risk In-Force (RIF) [(1)] Metrics

Excludes Run-off business, which is immaterial to our results

(amounts in millions)

	2021						2020							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
	Primary RIF	% of Primary RIF	Primary RIF	% of Primary RIF	Primary RIF	% of Primary RIF	Primary RIF	% of Primary RIF	Primary RIF	% of Primary RIF	Primary RIF	% of Primary RIF	Primary RIF	% of Primary RIF
Product														
Primary	$ 55,866	100%	$ 54,643	100%	$ 52,866	100%	$ 52,475	100%	$ 51,393	100%	$ 49,868	100%	$ 47,740	100%
Pool	117	0%	123	0%	134	0%	146	0%	156	0%	169	0%	179	0%
Total	$ 55,983	100%	$ 54,766	100%	$ 53,000	100%	$ 52,621	100%	$ 51,549	100%	$ 50,037	100%	$ 47,919	100%
Origination														
Purchase	$ 44,871	80%	$ 43,121	79%	$ 41,396	78%	$ 41,710	79%	$ 41,415	81%	$ 40,265	81%	$ 39,655	83%
Refinance	10,995	20%	11,522	21%	11,470	22%	10,765	21%	9,978	19%	9,603	19%	8,085	17%
Total Primary	$ 55,866	100%	$ 54,643	100%	$ 52,866	100%	$ 52,475	100%	$ 51,393	100%	$ 49,868	100%	$ 47,740	100%
Product														
Monthly	$ 48,495	87%	$ 47,153	86%	$ 45,009	85%	$ 44,005	84%	$ 42,361	82%	$ 40,494	81%	$ 37,851	79%
Single	6,709	12%	6,766	13%	7,049	13%	7,576	14%	8,034	16%	8,267	17%	8,681	18%
Other[(2)]	662	1%	724	1%	808	2%	894	2%	998	2%	1,107	2%	1,208	3%
Total Primary	$ 55,866	100%	$ 54,643	100%	$ 52,866	100%	$ 52,475	100%	$ 51,393	100%	$ 49,868	100%	$ 47,740	100%
Book Year														
2004 and prior	$ 167	0%	$ 177	0%	$ 189	0%	$ 202	0%	$ 212	0%	$ 224	0%	$ 234	0%
2005-2008	2,142	4%	2,317	4%	2,516	5%	2,716	5%	2,932	6%	3,146	6%	3,351	7%
2009-2013	441	1%	528	1%	651	1%	832	2%	1,017	2%	1,204	2%	1,396	3%
2014	621	1%	732	1%	859	2%	999	2%	1,174	2%	1,367	3%	1,561	3%
2015	1,355	2%	1,549	3%	1,795	3%	2,104	4%	2,465	5%	2,843	6%	3,227	7%
2016	2,676	5%	3,052	6%	3,503	7%	4,063	8%	4,727	9%	5,415	11%	6,031	13%
2017	2,631	5%	3,032	6%	3,556	7%	4,180	8%	4,938	10%	5,752	12%	6,616	14%
2018	2,656	5%	3,086	6%	3,671	7%	4,322	8%	5,119	10%	5,975	12%	7,034	15%
2019	6,239	11%	7,225	13%	8,361	16%	9,840	19%	11,346	22%	12,690	25%	13,912	29%
2020	18,965	34%	20,536	37%	21,787	41%	23,217	44%	17,463	34%	11,252	23%	4,378	9%
2021	17,973	32%	12,409	23%	5,978	11%	-	0%	-	0%	-	0%	-	0%
Total Primary	$ 55,866	100%	$ 54,643	100%	$ 52,866	100%	$ 52,475	100%	$ 51,393	100%	$ 49,868	100%	$ 47,740	100%

(1) Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.

(2) Includes loans with annual and split payment types.

Page 8

Enact Holdings, Inc. Financial Supplement Third Quarter 2021

Primary Risk In-Force (RIF) [1] Metrics

Excludes Run-off business, which is immaterial to our results

(amounts in millions)

2021

	3Q Primary RIF	3Q % of Primary RIF	2Q Primary RIF	2Q % of Primary RIF	1Q Primary RIF	1Q % of Primary RIF
FICO Scores						
Over 760	$ 21,767	39%	$ 20,908	38%	$ 19,829	37%
740 - 759	8,824	16%	8,628	16%	8,442	16%
720 - 739	7,966	14%	7,879	14%	7,715	15%
700 - 719	6,923	12%	6,848	13%	6,678	13%
680 - 699	5,383	10%	5,385	10%	5,231	10%
660 - 679[3]	2,568	5%	2,531	5%	2,484	5%
640 - 659	1,497	3%	1,494	3%	1,485	3%
620 - 639	705	1%	720	1%	734	1%
<620	233	0%	250	0%	268	0%
Total Primary	$ 55,866	100%	$ 54,643	100%	$ 52,866	100%
Loan-To-Value Ratio						
95.01% and above	$ 9,490	17%	$ 9,228	17%	$ 9,151	17%
90.01% to 95.00%	27,509	49%	27,308	50%	26,637	51%
85.01% to 90.00%	15,322	28%	14,776	27%	13,997	26%
85.00% and below	3,545	6%	3,331	6%	3,081	6%
Total Primary	$ 55,866	100%	$ 54,643	100%	$ 52,866	100%
Debt-To-Income Ratio						
45.01% and above	$ 8,048	14%	$ 7,798	14%	$ 7,643	14%
38.01% to 45.00%	19,773	36%	19,445	36%	18,888	36%
38.00% and below	28,045	50%	27,400	50%	26,335	50%
Total Primary	$ 55,866	100%	$ 54,643	100%	$ 52,866	100%

2020

	4Q Primary RIF	4Q % of Primary RIF	3Q Primary RIF	3Q % of Primary RIF	2Q Primary RIF	2Q % of Primary RIF	1Q Primary RIF	1Q % of Primary RIF
FICO Scores								
Over 760	$ 19,691	37%	$ 19,549	38%	$ 19,046	38%	$ 18,216	38%
740 - 759	8,497	16%	8,424	16%	8,303	17%	7,986	17%
720 - 739	7,673	15%	7,489	15%	7,312	15%	6,970	15%
700 - 719	6,579	12%	6,288	12%	6,016	12%	5,688	12%
680 - 699	5,100	10%	4,864	9%	4,629	9%	4,417	9%
660 - 679[3]	2,442	5%	2,331	5%	2,179	4%	2,110	4%
640 - 659	1,472	3%	1,423	3%	1,358	3%	1,322	3%
620 - 639	737	1%	725	1%	707	1%	701	1%
<620	284	1%	300	1%	318	1%	330	1%
Total Primary	$ 52,475	100%	$ 51,393	100%	$ 49,868	100%	$ 47,740	100%
Loan-To-Value Ratio								
95.01% and above	$ 9,279	18%	$ 9,196	18%	$ 8,789	18%	$ 8,482	18%
90.01% to 95.00%	26,774	51%	26,403	51%	25,686	51%	24,703	52%
85.01% to 90.00%	13,562	26%	13,188	26%	12,957	26%	12,414	26%
85.00% and below	2,860	5%	2,606	5%	2,436	5%	2,141	4%
Total Primary	$ 52,475	100%	$ 51,393	100%	$ 49,868	100%	$ 47,740	100%
Debt-To-Income Ratio								
45.01% and above	$ 7,855	15%	$ 7,897	15%	$ 7,823	16%	$ 7,503	16%
38.01% to 45.00%	18,647	36%	17,966	35%	17,126	34%	16,313	34%
38.00% and below	25,973	49%	25,530	50%	24,919	50%	23,924	50%
Total Primary	$ 52,475	100%	$ 51,393	100%	$ 49,868	100%	$ 47,740	100%

[3] Loans with unknown FICO scores are included in the 660-679 category.

Page 9

Enact Holdings, Inc. Financial Supplement Third Quarter 2021

Delinquency Metrics

Excludes Run-off business, which is immaterial to our results

(dollar amounts in thousands)

	2021 3Q	2021 2Q	2021 1Q	2020 4Q	2020 3Q	2020 2Q	2020 1Q
Average Primary Paid Claim [1]	$ 26.7	$ 63.1	$ 54.7	$ 47.2	$ 55.6	$ 47.1	$ 45.0
Reserves:							
Primary direct case[2]	$ 612,754	$ 588,683	$ 564,208	$ 516,863	$ 436,059	$ 378,924	$ 202,069
All other[2]	34,909	34,838	38,704	38,162	38,229	60,194	28,269
Total Reserves	**$ 647,663**	**$ 623,521**	**$ 602,912**	**$ 555,025**	**$ 474,288**	**$ 439,118**	**$ 230,338**
Beginning Number of Primary Delinquencies	33,568	41,332	44,904	49,692	53,587	15,417	16,392
New delinquencies	7,427	6,862	10,053	11,923	16,664	48,373	8,114
Delinquency cures	(11,746)	(14,473)	(13,478)	(16,548)	(20,404)	(9,795)	(8,649)
Paid claims	(343)	(143)	(134)	(152)	(152)	(404)	(440)
Rescissions and claim denials	(2)	(10)	(13)	(11)	(3)	(4)	-
Ending Number of Primary Delinquencies	28,904	33,568	41,332	44,904	49,692	53,587	15,417
Primary delinquency rate	3.08%	3.60%	4.48%	4.86%	5.44%	5.98%	1.78%
Average Reserve Per Primary Delinquency [3]	$ 21.2	$ 17.5	$ 13.7	$ 11.5	$ 8.8	$ 7.1	$ 13.1
Beginning Direct Primary Case Reserves	$ 588,683	$ 564,208	$ 516,863	$ 436,059	$ 378,924	$ 202,069	$ 204,749
Paid claims	(8,293)	(7,377)	(5,933)	(6,466)	(7,597)	(18,483)	(19,843)
Increase in reserves	32,364	31,851	53,278	87,270	64,732	195,338	17,163
Ending Reserves	**$ 612,754**	**$ 588,683**	**$ 564,208**	**$ 516,863**	**$ 436,059**	**$ 378,924**	**$ 202,069**

(1) Average paid claim in the third quarter of 2021 includes payment in relation to an agreement on non-performing loans.

(2) Primary direct case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, IBNR, pool, and reinsurance reserves.

(3) Primary direct case reserves divided by primary delinquency count.

Page 10

Enact Holdings, Inc. Financial Supplement Third Quarter 2021 Percentage Reserved by Payment Status Delinquencies Direct Case Reserves Risk In-Force Reserves as % of RIF 3 payments or less in default 6,192 32,548$ 319,466$ 10% 4 - 11 payments in default 9,021 127,583 528,465 24% 12 payments or more in default 13,691 452,623 813,386 56% Total 28,904 612,754$ 1,661,317$ 37% Percentage Reserved by Payment Status Delinquencies Direct Case Reserves Risk In-Force Reserves as % of RIF 3 payments or less in default 10,484 43,361$ 548,704$ 8% 4 - 11 payments in default 30,324 330,848 1,853,423 18% 12 payments or more in default 4,096 142,654 204,228 70% Total 44,904 516,863$ 2,606,355$ 20% Percentage Reserved by Payment Status Delinquencies Direct Case Reserves Risk In-Force Reserves as % of RIF 3 payments or less in default 13,904 48,730$ 763,139$ 6% 4 - 11 payments in default 32,366 264,201 2,013,517 13% 12 payments or more in default 3,422 123,128 168,492 73% Total 49,692 436,059$ 2,945,148$ 15% September 30, 2020 December 31, 2020 September 30, 2021 Missed Payment Status Tables (dollar amounts in thousands) Excludes Run-off business, which is immaterial to our results Page 11

Enact Holdings, Inc. | Financial Supplement | Third Quarter 2021

Delinquency Performance

Excludes Run-off business, which is immaterial to our results

September 30, 2021

Top 10 States	% RIF	% Case Reserves (1)	Delq Rate
California	11%	11.0%	3.91%
Texas	8%	8.0%	3.47%
Florida (3)	7%	9.0%	3.73%
New York (3)	5%	12.0%	4.41%
Illinois (3)	5%	6.0%	3.53%
Michigan	4%	2.0%	2.01%
Arizona	4%	2.0%	2.64%
North Carolina	4%	2.0%	2.54%
Pennsylvania (3)	3%	3.0%	2.75%
Washington	3%	3.0%	3.65%
All Other States (4)	46%	42.0%	2.80%
Total	**100%**	**100%**	**3.08%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves (1)	Delq Rate
Chicago-Naperville, IL Metro Division	3%	4%	4.38%
Phoenix, AZ MSA	3%	2%	2.64%
New York, NY Metro Division	3%	8%	6.48%
Atlanta, GA MSA	2%	3%	4.00%
Washington-Arlington, DC Metro Division	2%	2%	3.88%
Houston, TX MSA	2%	3%	4.51%
Riverside-San Bernardino CA MSA	2%	2%	4.42%
Los Angeles-Long Beach, CA Metro Division	2%	3%	4.98%
Dallas	2%	2%	3.02%
Nassau County, NY	2%	4%	6.93%
All Other MSAs	77%	67%	2.79%
Total	**100%**	**100%**	**3.08%**

Book Year RIF & Losses	% RIF	% Case Reserves (1)	Delq Rate	Cum Delq Rate (2)
2004 and prior	0%	3%	14.96%	3.61%
2005-2008	4%	24%	11.14%	18.44%
2009-2013	1%	3%	6.03%	0.78%
2014	1%	3%	5.81%	1.12%
2015	2%	5%	4.67%	1.22%
2016	5%	8%	4.31%	1.45%
2017	5%	10%	5.31%	1.89%
2018	5%	13%	6.51%	2.29%
2019	11%	18%	4.43%	2.14%
2020	34%	12%	1.43%	1.16%
2021	32%	1%	0.24%	0.23%
Total	**100%**	**100%**	**3.08%**	**4.50%**

December 31, 2020

Top 10 States	% RIF	% Case Reserves (1)	Delq Rate
California	11%	11%	6.20%
Texas	8%	8%	5.82%
Florida (3)	7%	10%	6.92%
Illinois (3)	5%	6%	5.21%
New York (3)	5%	11%	6.92%
Michigan	4%	2%	2.93%
Washington	4%	3%	5.37%
Pennsylvania (3)	4%	3%	4.11%
North Carolina	4%	2%	3.84%
Arizona	3%	2%	4.54%
All Other States (4)	45%	42%	4.32%
Total	**100%**	**100%**	**4.86%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves (1)	Delq Rate
Chicago-Naperville, IL Metro Division	3%	4%	6.36%
Phoenix, AZ MSA	3%	2%	4.63%
New York, NY Metro Division	3%	8%	10.25%
Atlanta, GA MSA	2%	3%	6.68%
Washington-Arlington, DC Metro Division	2%	2%	6.09%
Houston, TX MSA	2%	3%	7.59%
Riverside-San Bernardino CA MSA	2%	2%	7.08%
Los Angeles-Long Beach, CA Metro Division	2%	2%	7.57%
Dallas	2%	2%	5.10%
Seattle-Bellevue, WA Metro Division	2%	2%	6.33%
All Other MSAs	77%	70%	4.43%
Total	**100%**	**100%**	**4.86%**

Book Year RIF & Losses	% RIF	% Case Reserves (1)	Delq Rate	Cum Delq Rate (2)
2004 and prior	0%	3%	16.82%	3.62%
2005-2008	5%	25%	13.35%	18.79%
2009-2013	2%	2%	5.44%	0.91%
2014	2%	3%	6.06%	1.57%
2015	4%	5%	5.66%	1.97%
2016	7%	9%	5.46%	2.49%
2017	8%	12%	6.51%	3.34%
2018	8%	14%	7.70%	4.01%
2019	19%	19%	5.60%	3.93%
2020	45%	8%	1.09%	1.04%
2021				
Total	**100%**	**100%**	**4.86%**	**4.86%**

September 30, 2020

Top 10 States	% RIF	% Case Reserves (1)	Delq Rate
California	11%	11%	7.13%
Texas	7%	7%	6.57%
Florida (3)	7%	10%	8.04%
Illinois (3)	5%	6%	5.90%
New York (3)	5%	12%	7.78%
Michigan	4%	2%	3.53%
Washington	4%	3%	5.60%
Pennsylvania (3)	4%	3%	4.52%
North Carolina	3%	3%	4.47%
Arizona	3%	2%	5.01%
All Other States (4)	47%	41%	4.75%
Total	**100%**	**100%**	**5.44%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves (1)	Delq Rate
Chicago-Naperville, IL Metro Division	3%	4%	7.30%
Phoenix, AZ MSA	3%	2%	5.09%
New York, NY Metro Division	3%	8%	11.37%
Atlanta, GA MSA	2%	3%	7.57%
Washington-Arlington, DC Metro Division	2%	2%	7.06%
Houston, TX MSA	2%	3%	8.25%
Riverside-San Bernardino CA MSA	2%	2%	8.08%
Los Angeles-Long Beach, CA Metro Division	2%	2%	8.88%
Seattle-Bellevue, WA Metro Division	2%	1%	6.31%
Dallas	2%	2%	6.14%
All Other MSAs	77%	71%	4.95%
Total	**100%**	**100%**	**5.44%**

Book Year RIF & Losses	% RIF	% Case Reserves (1)	Delq Rate	Cum Delq Rate (2)
2004 and prior	0%	3%	16.85%	3.62%
2005-2008	6%	28%	13.22%	18.86%
2009-2013	2%	2%	5.14%	0.95%
2014	2%	3%	5.80%	1.68%
2015	5%	5%	5.56%	2.19%
2016	9%	9%	5.53%	2.85%
2017	10%	12%	6.59%	3.86%
2018	10%	14%	7.73%	4.63%
2019	22%	18%	5.79%	4.56%
2020	34%	6%	1.24%	1.21%
2021				
Total	**100%**	**100%**	**5.44%**	**4.99%**

(1) Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.
(2) Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force.
(3) Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed.
(4) Includes the District of Columbia.

Page 12

Enact Holdings, Inc. | Financial Supplement | Third Quarter 2021

Composition of Investments at Fair Value
(amounts in thousands)

	September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020	
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Fixed Maturity Securities:														
U.S. Treasuries	$ 65,117	1%	$ 65,625	1%	$ 70,832	1%	$ 138,224	3%	$ 73,199	1%	$ 90,009	2%	$ 93,464	2%
Municipals	459,783	9%	408,317	8%	300,104	6%	187,377	4%	174,908	4%	130,267	3%	19,671	1%
Non-U.S. Government	22,758	0%	22,950	1%	30,415	1%	31,031	0%	30,843	1%	30,765	1%	34,405	1%
U.S. Corporate	2,948,106	55%	2,891,598	55%	2,844,775	56%	2,888,625	57%	2,864,792	60%	2,803,254	64%	2,504,890	62%
Non-U.S. Corporate	712,603	13%	692,068	13%	679,302	13%	607,669	12%	599,526	12%	542,871	12%	451,194	11%
Other asset-backed	1,167,700	22%	1,175,909	22%	1,180,700	23%	1,193,670	24%	1,065,111	22%	786,960	18%	952,338	23%
Total available-for-sale fixed maturity securities	**$5,376,067**	**100%**	**$5,256,467**	**100%**	**$5,106,128**	**100%**	**$5,046,596**	**100%**	**$4,808,379**	**100%**	**$4,384,126**	**100%**	**$4,055,962**	**100%**
Fixed Maturity Securities - Credit Quality														
NRSRO[1] Designation														
AAA	$ 485,739	9%	$ 483,513	9%	$ 475,369	9%	$ 572,338	11%	$ 442,645	9%	$ 301,769	7%	$ 419,919	10%
AA	898,158	17%	841,282	16%	777,345	15%	635,984	13%	591,292	12%	537,294	12%	502,076	12%
A	1,829,844	34%	1,763,010	34%	1,786,601	35%	1,791,795	36%	1,774,870	37%	1,618,837	37%	1,486,987	37%
BBB	2,004,994	37%	2,013,940	38%	1,921,999	38%	1,927,775	38%	1,880,618	39%	1,814,443	41%	1,569,017	39%
BB & Lower	157,332	3%	154,722	3%	144,814	3%	118,704	2%	118,954	3%	111,783	3%	77,964	2%
Total fixed maturity securities	**$5,376,067**	**100%**	**$5,256,467**	**100%**	**$5,106,128**	**100%**	**$5,046,596**	**100%**	**$4,808,379**	**100%**	**$4,384,126**	**100%**	**$4,055,963**	**100%**
Average Duration	3.7		3.6		3.6		3.4		3.5		3.5		3.3	
Average Yield	2.7%		2.8%		2.8%		2.8%		3.0%		3.1%		3.2%	

[1] Nationally Recognized Statistical Rating Organizations.

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Enact Holdings, Inc. Financial Supplement Third Quarter 2021

Credit Risk Transfer Transaction Summary
(amounts in millions)

	2019 XOL -1	2019 XOL -2	2019 ILN	2020 XOL	2020 ILN	2021-1 ILN	2021-2 ILN	2021-3 ILN	2021 XOL
	Full Year	*Full Year*	*1/19-9/19*	*Full Year*	*1/20-8/20*	*1/14-12/18, 4Q'19*	*9/20-12/20*	*1/21-6/21*	*Full Year*
At Closing ($MM)									
Initial CRT Risk In Force	$14,456	$14,456	$10,563	$23,047	$14,909	$14,142	$8,384	$12,141	$17,803
Initial Reinsurance Amount	$172	$5	$303	$168	$350	$495	$303	$372	$187
Initial First Loss Retention Layer	$434	$361	$238	$691	$522	$212	$189	$304	$534
Initial Attachment % (1)	3.00%	2.50%	2.25%	3.00%	3.50%	1.50%	2.25%	2.50%	3.00%
Initial Detachment % (1)	6.80%	3.00%	6.75%	7.00%	7.00%	5.00%	7.00%	6.75%	7.00%
% Of Covered Loss Tier Reinsured	31.2%	7.2%	63.7%	18.3%	67.0%	100.0%	76.0%	72.0%	26.7%
Commencement Date	07/01/19	07/01/19	11/22/19	01/01/20	10/22/20	03/02/21	04/16/21	09/02/21	01/01/21
Termination Date	12/31/29	12/31/29	11/26/29	12/31/30	10/25/30	08/25/33	10/25/33	06/30/31	12/31/31
Optional Call Date	12/31/26	12/31/26	11/25/26	06/30/28	10/25/27	02/25/26	04/16/28	06/30/28	07/01/28
Clean-Up Call	10%	10%	10%	10%	10%	10%	10%	10%	10%
As of June 30, 2021 ($MM)									
Current CRT Risk In Force	$6,175	$6,175	$3,994	$18,824	$10,654	$8,704	$7,707	$11,830	$17,803
Current Reinsured Amount	$32	$5	$128	$132	$233	$366	$303	$372	$187
PMIERs Required Asset Credit (2)	$32	$5	$75	$127	$177	$335	$290	$372	$185
Current Attachment % (1)	7.00%	5.83%	5.93%	3.67%	4.90%	2.43%	2.45%	2.57%	3.00%
Current Detachment % (1)	8.69%	6.95%	10.96%	7.52%	8.16%	6.64%	7.61%	6.93%	6.93%
Claims Paid	$1	$1	$1	$ -	$ -	$ -	$ -	$ -	$ -
Incurred Losses Ever To Date (3)	$110	$110	$78	$71	$29	$15	$8	$3	$6
Remaining First Loss Retention Layer	$432	$360	$237	$691	$522	$212	$189	$304	$534
Reinsurer Claims Paid	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

(1) Attachment % And Detachment % Are The Aggregate Loss Amounts As A Percentage Of Risk In Force At Which The Reinsurer Begins And Stops Paying Claims Under The Policy.
(2) Current PMIERs Required Asset Credit Considers The Counterparty Credit Haircut.
(3) Incurred Losses Ever To Date Shown Does Not Include IBNR Or Loss Adjustment Expenses; Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note

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Enact Holdings, Inc. Financial Supplement Third Quarter 2021

Capital & PMIERs
(dollar amounts in millions)

	2021 3Q	2021 2Q	2021 1Q	2020 4Q	2020 3Q	2020 2Q	2020 1Q
COMBINED STAT:							
Statutory policyholders' surplus	$ 1,558	$ 1,567	$ 1,557	$ 1,555	$ 1,556	$ 1,539	$ 1,662
Contingency reserves	2,914	2,783	2,652	2,518	2,408	2,277	2,149
Combined statutory capital	**$ 4,472**	**$ 4,350**	**$ 4,209**	**$ 4,073**	**$ 3,964**	**$ 3,816**	**$ 3,811**
Adjusted RIF[1]	$ 52,752	$ 51,436	$ 49,347	$ 49,104	$ 47,847	$ 45,783	$ 46,362
Combined risk-to-capital ratio	11.8	11.8	11.7	12.1	12.1	12.0	12.2
GMICO[2] STAT:							
Statutory policyholders' surplus	$ 1,508	$ 1,487	$ 1,477	$ 1,475	$ 1,477	$ 1,461	$ 1,585
Contingency reserves	2,913	2,782	2,652	2,518	2,408	2,276	2,149
GMICO statutory capital	**$ 4,421**	**$ 4,269**	**$ 4,129**	**$ 3,993**	**$ 3,885**	**$ 3,737**	**$ 3,734**
Adjusted RIF[1]	$ 52,608	$ 51,312	$ 49,249	$ 49,021	$ 47,782	$ 45,737	$ 46,333
GMICO risk-to-capital ratio	11.9	12.0	11.9	12.3	12.3	12.2	12.4
PMIERs Available Assets[3]	**$ 5,126**	**$ 4,926**	**$ 4,769**	**$ 4,588**	**$ 4,451**	**$ 4,218**	**$ 3,974**
PMIERs Gross Required Assets[3]	(5,006)	(5,151)	(5,302)	(5,341)	(5,371)	(5,043)	(3,698)
PMIERs Reinsurance Credit	1,597	1,406	1,285	936	777	1,043	828
PMIERs COVID-19 Haircut	570	760	1,012	1,046	1,217	1,057	67
PMIERs Net Required Assets	**$ (2,839)**	**$ (2,985)**	**$ (3,005)**	**$ (3,359)**	**$ (3,377)**	**$ (2,943)**	**$ (2,803)**
Available Assets Above PMIERs Requirements[3]	**$ 2,287**	**$ 1,941**	**$ 1,764**	**$ 1,229**	**$ 1,074**	**$ 1,275**	**$ 1,171**
PMIERs Sufficiency Ratio[3]	**181%**	**165%**	**159%**	**137%**	**132%**	**143%**	**142%**

[1] Adjusted RIF for purposes of calculating combined statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with NCDOI requirements, adjusted RIF excludes delinquent policies.

[2] Genworth Mortgage Insurance Corporation (GMICO), the company's principal U.S. mortgage insurance subsidiary.

[3] The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company which remain in effect until certain conditions are met. These restrictions currently require GMICO to maintain 115% of published PMIERs minimum required assets among other restrictions.

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